SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Earnings Press Release dated 10/28/2004
Capital Allocation Press Release dated 10/28/2004

Item 2.02. Results of Operations and Financial Condition.

     On October 28, 2004, Waste Management, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its results of operations for the third quarter ended September 30, 2004. On the same date, the Company held a conference call, which was open to the public, to discuss these results. A copy of the Earnings Press Release is attached as exhibit 99.1. A replay of the conference call is available through 1:00 p.m. Central time on November 11th. The replay of the call may be heard over the Internet, by accessing the Company’s website at http://www.wm.com, or by telephone by dialing 800-642-1687 and entering conference code 1203104.

Item 7.01. Regulation FD Disclosure.

     On October 28, 2004, the Company issued a press release (the “Capital Allocation Press Release”) announcing that the Company’s Board of Directors had approved a new capital allocation program that authorizes up to $1.2 billion in stock repurchases and dividends each year over the next three years. A copy of the Capital Allocation Press Release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Earnings Press Release dated October 28, 2004.
99.2	Capital Allocation Press Release dated October 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: October 28, 2004	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description
99.3	Earnings Press Release dated October 28, 2004.
99.4	Capital Allocation Press Release dated October 28, 2004.